FFTW FUNDS, INC.











          ====================================================================
                                 Prospectus
          ====================================================================

                              April 30, 1999



                       Limited Duration Portfolio




The Securities and Exchange Commission has not approved the Limited Duration Portfolio's shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                 CONTENTS



                                                                       Page
  Risk/Return Summary                                                     3
          Limited Duration Portfolio                                      4
          Principal Investment Risks                                      5
          Potential Year 2000 Risk                                        5
          Risk Return Bar Chart and Table                                 5
                    Limited Duration Portfolio                            5
          Average Annual Total Returns                                    5
          Fee Table                                                       6
          Expenses Table Example                                          6
  Fund Management                                                         7
          Board of Directors                                              7
          Investment Adviser                                              7
   Portfolio's Payment of Fund Expenses                                   7
   Portfolio Managers                                                     7
  Shareholder Information                                                 7
          Purchases                                                       7
          To Purchase Shares Table                                        8
          Redemptions                                                     8
          To Redeem Shares Table                                          9
          Pricing of Portfolio Shares                                     9
          Dividends                                                       9
          Voting Rights                                                   9
          Tax Considerations                                             10
          Distribution of Fund Shares                                    11
  Investment Information                                                 11
          Allowable Investment Strategies and Associated Risks           11
          Allowable Investments and Associated Risks                     14
  Supplemental Investment Policies                                       19
  Portfolio Turnover                                                     19
  Financial Highlights Table                                             20
          Limited Duration Portfolio                                     20





            RISK/RETURN SUMMARY

The following is a summary of certain key information about the Limited Duration Portfolio (the "Portfolio"), including investment objectives, principal investment strategies and principal investment risks. A more detailed description of the allowable investment strategies, allowable investments and their associated risks will follow.


  ================================================================================================================================

                           LIMITED DURATION PORTFOLIO

  ================================ ===============================================================================================
  Investment Objective:            To maintain a level of total return as may be consistent with the preservation of capital.

  ================================ ===============================================================================================
  Principal  Investment  The  Portfolio  invests  primarily in high quality debt securities  (rating of AA by S&P, Aa by  Strategies:  Moody's or a  comparable rating, or higher from a nationally recognized statistical rating organization), using interest rate hedging as
                                   a  stabilizing  technique.   The  performance
                                   objective of the  Portfolio is to  outperform
                                   the Merrill Lynch 1-2.99 Year Treasury Index.

  ================================ ........ ............. ................ ................ .............. =======================
        Minimum Quality Rating:                                 S&P            Moody's                            Average
                                    S&P:      Moody's:     (Short Term):    (Short Term):     Thompson:      Portfolio Quality:
                                    BBB-        Baa3            A-2              P-2              B               AA (Aa)

  ================================ ===============================================================================================
        Duration:                  The average U.S.  dollar-weighted  duration generally is shorter than three years. The average
                                   U.S.  dollar-weighted  duration  will not exceed  plus or minus one year  around  the  average duration of the Merrill Lynch 1-2.99 Treasury Index.

  ================================ ===============================================================================================
        Investment Policies:       At least 65% of the  Portfolio's  total  assets must be  invested  in U.S.  dollar-denominated securities.  For temporary  defensive  purposes,  100% of the Portfolio's  total assets may be invested in U.S. Government securities,  cash or cash equivalent securities.  The Portfolio is non-diversified.

  ================================ ===============================================================================================
        Principal Investments:     o        Asset-Backed Securities
        (See pages  11-14 of this  o        Bank Obligations
        Prospectus   for  a  more  o        Corporate Debt Instruments
        detailed  description  of  o        Mortgage-Backed Securities
        allowable investments)     o        Repurchase and Reverse Repurchase Agreements
                                   o        Total Return Swaps
                                   o        U.S. Government and Agency Securities

  ================================ ===============================================================================================
  Principal Risks:                 A loss of money could occur due to certain risks.  These include:
  (See   pages   14-19   of  this  o        Banking industry     o        Futures risk            o        Liquidity risk
  Prospectus  for a more detailed       risk                     o        Hedging risk            o        Market risk
  description of each risk)        o        Correlation risk     o        Interest rate risk      o        Prepayment risk
                                   o        Credit risk          o        Leverage risk

  ================================ ============================= ================================ ================================


         PRINCIPAL INVESTMENT RISKS

"Risk" is the chance that you may lose on an investment or that it will not earn as much as you expect. Thus, the greater the risk, the greater the possibility of losing money.

The Portfolio is affected by changes in the economy, or in securities and other markets.

The possibility also exists that investment decisions of portfolio managers will not accomplish what they are designed to achieve. No assurance can be given that the Portfolio's investment objective will be achieved.

Investments in the Portfolio are subject to certain of the following risks.

Banking industry     Investing in bank  obligations  will expose an investor to
risk:                risks  associated with the banking industry such
                     as interest rate and credit risks.

Correlation          risk:  The  Portfolio  may  experience  changes in value as between the securities held and the value of a particular derivative instrument.

Credit risk: The risk that a security issuer or a counterparty to a contract will default or not be able to honor a financial obligation.

Futures risk: The primary risks inherent in the use of futures depend on the Investment Adviser's ability to anticipate correctly movements in the direction of interest rates, securities prices, and currency markets and the imperfect correlation between the price of futures contracts and movements in the prices of the securities being hedged.

Hedging risk: Hedging is commonly used as a buffer against a perceived investment risk. While it can reduce or eliminate losses, it can also reduce or eliminate gains if the hedged investment increases in value.

Interest rate        The Portfolio may be influenced by interest rate changes
risk:                that  generally  have an inverse  relationship  to
                     corresponding market values. Thus, as interest rates increase, the value of bonds already issued, decrease.

Leverage risk: Derivatives may include elements of leverage that can cause greater fluctuations in the Portfolio's net asset value.

Liquidity risk:      Certain securities may be difficult or impossible to sell
                     at favorable prices.

Market risk: The market value of a security may increase or decrease over time. Such fluctuations can cause a security to be worth less than the price originally paid for it or less than it was worth at an earlier time. Market risk may affect a single issuer, entire industry or the market as a whole.

Prepayment           risk: The Portfolio may invest in mortgage-backed and other asset-backed securities. Such securities carry risks of faster or slower than expected prepayment of principal which affect the duration and return of the security.

          POTENTIAL Year 2000 risk

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be affected adversely if the computer systems used by the Investment Advisor, Administrator and/or other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem" ("Y2K"). The Investment Advisor and Administrator are taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to their computer systems and in obtaining reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund, nor can there be any assurance that the Y2K problem will not have an adverse effect on the companies whose securities are held by the Fund or on global markets or economies, generally.

      RISK/RETURN BAR CHART AND TABLE

The charts and tables provided below give some indication of the risks of investing in the funds by illustrating the changes in the Portfolio's yearly performance and show how the Portfolio's average returns for 1, 5 and 10 years compare with a selected index. During the 5 year period shown in the Limited Duration Portfolio's bar chart, the highest quarterly return was 3.533% (quarter ending 3/31/95) and the lowest quarterly return was (0.473%) (quarter ending 3/31/94).

Past performance is not indicative of
future performance.


--------------------------------------------------------------- ------------------- --------------------- ---------------------
Average Annual Total Returns (for the periods ending December          Past 1 Year          Past 5 Years      Since Inception*
                          31, 1998)
--------------------------------------------------------------- ------------------- --------------------- ---------------------
--------------------------------------------------------------- ------------------- --------------------- ---------------------

--------------------------------------------------------------- ------------------- --------------------- ---------------------
--------------------------------------------------------------- ------------------- --------------------- ---------------------
Limited Duration Portfolio                                                   6.79%                 5.76%                 5.94%
--------------------------------------------------------------- ------------------- --------------------- ---------------------
--------------------------------------------------------------- ------------------- --------------------- ---------------------
   Merrill Lynch 1-2.99 Year Treasury Index                                  7.00%                 5.59%                 5.85%
--------------------------------------------------------------- ------------------- --------------------- ---------------------

*The inception dates of the Portfolio is 7/26/93.

                                                   FEE TABLE

This   Table   describes   the   fees   and
expenses that you may pay if you buy and hold shares of the Portfolio.

---------------------------------------- ---------------
Shareholder Transaction Expenses         Limited
(Fees Paid Directly By You)              Duration*

---------------------------------------- ---------------
---------------------------------------- ---------------
Redemption Fees                          None
---------------------------------------- ---------------
---------------------------------------- ---------------
Exchange Fees                            None
---------------------------------------- ---------------
---------------------------------------- ---------------
Contingent Deferred Sales Load           None
---------------------------------------- ---------------
---------------------------------------- ---------------
Sales Load on Reinvestment Dividends     None
---------------------------------------- ---------------
---------------------------------------- ---------------
Sales Load on Purchases                  None
---------------------------------------- ---------------
Annual Fund Operating Expenses
(Fees Paid From Fund Assets)
---------------------------------------- ---------------
---------------------------------------- ---------------
Management Fees                          0.30%
---------------------------------------- ---------------
---------------------------------------- ---------------
Distribution Fees (12b-1)                None
---------------------------------------- ---------------
---------------------------------------- ---------------
Shareholder Services Fees                None
---------------------------------------- ---------------
---------------------------------------- ---------------
Other Expenses                           0.22%
---------------------------------------- ---------------
---------------------------------------- ---------------
Total Annual Fund Operating Expenses     0.52%
---------------------------------------- ---------------

*The Investment Adviser has voluntarily agreed to cap the Net Operating Expenses at 0.30% (on an annualized basis) of the Portfolio's average daily net assets. The Investment Adviser will not attempt to recover prior period waivers should expenses fall below the cap. For the fiscal year ended 12/31/98, the Investment Adviser waived fees in the amount of 0.22%. All operating expenses exceeding the voluntary waiver of fees will be paid by the Investment Adviser. Under an Administration Agreement effective May 29, 1998 between the Fund and Investors Capital, Investors Capital provides administrative services to the Fund, for an incentive fee in the event the Portfolio operates below its expense ratio. This fee is capped at 0.02% of the Portfolio's average daily net assets.

                                              Expenses Table Example

As an investor, you pay certain fees and expenses in connection with the Portfolio, as described in the table above. This table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds by presenting the fees and expenses that you may pay if you purchase and hold shares of the Fund. The yearly numbers below are hypothetical expenses per $10,000 investment assuming a 5% annual return. Because this example is hypothetical and for comparison purposes only, your actual costs will be different.


------------------------------------- --------------------- ------------------- --------------------- --------------------
Portfolio Name                        1 Year                3 Years             5 years               10 Years
------------------------------------- --------------------- ------------------- --------------------- --------------------
------------------------------------- --------------------- ------------------- --------------------- --------------------

------------------------------------- --------------------- ------------------- --------------------- --------------------
------------------------------------- --------------------- ------------------- --------------------- --------------------
Limited Duration Portfolio            $53                   $167                $291                  $653
------------------------------------- --------------------- ------------------- --------------------- --------------------


              FUND MANAGEMENT

            BOARD OF DIRECTORS

The Fund's Board of Directors is responsible for the Fund's overall management and supervision. The Fund's Directors are Stephen P. Casper, John C Head III, Lawrence B. Krause and Onder John Olcay. Additional information about the Directors and the Fund's executive officers may be found in the Statement of Additional Information under the heading "Management of the Fund - Board of Directors."

            INVESTMENT ADVISER

Subject to the direction and authority of the Fund's Board of Directors, Fischer Francis Trees & Watts, Inc. serves as Investment Adviser to the Fund. The Investment Adviser continuously conducts investment research and is responsible for the purchase, sale or exchange of the Portfolio's assets. Organized in 1972, the Investment Adviser is registered with the Securities and Exchange Commission and is a New York corporation currently managing over $30 billion in assets for numerous fixed-income Portfolio. The Investment Adviser currently advises over 100 major institutional clients including banks, central banks, pension funds and other institutional clients. The average size of a client relationship with the Investment Adviser is in excess of $200 million. The Investment Adviser also serves as a sub-adviser to three portfolios of two other open-end management investment companies. The Investment Adviser's offices are located at 200 Park Avenue, New York, New York 10166. The Investment Adviser is directly wholly-owned by Charter Atlantic Corporation, a New York corporation.


            PORTFOLIO MANAGERS

Stewart  M.  Russell,   Managing  Director.
Mr. Russell is  responsible  for management
of the  Portfolio.  He joined  FFTW in 1992
from  the  short-term  proprietary  trading
desk  in  the  global  markets  area  of JP
Morgan,   where  he  was   responsible  for
proprietary   positioning   of   U.S.   and
non-U.S.       government      obligations,
corporate     bonds,    and    asset-backed
securities.   Earlier  at  the  bank,   Mr.
Russell  managed  the  short-term  interest
rate  risk   group,   coordinating   a  $10
billion  book of  assets  and  liabilities.
Mr. Russell holds a B.A. in government from Cornell University and an M.B.A. in finance from New York University.

          SHAREHOLDER INFORMATION

                 PURCHASES

Portfolio shares may be purchased directly from the Fund, or obtained by employing the services of an outside broker or agent. Such broker or agent may charge a fee for its services. The minimum initial investment in the Portfolio, if shares are purchased directly from the Fund, is $100,000; such minimum may be waived at the discretion of the Investment Adviser or Investors Capital Services, Inc. a branch office of AMT Capital Securities, LLC. Subsequent investments or redemptions may be of any amount. Initial investments, if obtained through a broker or agent may be for amounts lower than $100,000. There are no loads nor 12b-1 fees imposed by the Fund. Shares purchased will begin accruing dividends.

Purchases may be made on any "Business Day," meaning, Monday through Friday, with the exception of the holidays declared by the Federal Reserve Banks of New York or Boston. At the present time, these holidays are: New Year's Day, Dr. Martin Luther King's Birthday, Presidents' Day, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans Day, Thanksgiving, and Christmas.

 WIRING INSTRUCTIONS:

To:                 Investors  Bank & Trust
Company, Boston, Massachusetts.
ABA Number:         011-0010438
Account Name:       AMT             Capital
Securities, LLC - Purchase Account
Account Number:     933333333
Reference:          (Indicate     Portfolio
name)

                                                TO Purchase shares

--------------------- ----------------- --------------------- -------------------------------- ---------------------------------
Portfolio Name        When Net Asset    When & how shares     Procedure for same day           Result of late notification or
                      Value is          may be purchased      purchases                        delay in receipt of funds
                      determined
--------------------- ----------------- --------------------- -------------------------------- ---------------------------------
--------------------- ----------------- --------------------- -------------------------------- ---------------------------------

--------------------- ----------------- --------------------- -------------------------------- ---------------------------------
--------------------- ----------------- --------------------- -------------------------------- ---------------------------------
o        Limited      All Business      o Any                 o   Purchasers must call           Trade not effective on a given
         Duration     Days                Business Day            Investors Capital at (800)     day:
                                        o Submitted               762-4848 [or (212)           o If the Fund is
                                          orders should           332-5211 if within the         notified after 4:00 pm EST
                                          include a               City of New York] or IBT       and the wire is received
                                          completed account       at (617) 330-6000 prior to     after 4:00 pm EST.
                                          application             4:00 pm Eastern time to
                                        o Federal                 inform the Fund of the         When notice is given before
                                          funds must be           incoming wire transfer.        4:00 EST and the wire is
                                          wired to AMT        o   Purchasers must                received after 4:00 EST. the
                                          Capital's "Fund         indicate the name of the       trade will be effective on the
                                          Purchase Account"       Portfolio which is to be       day the wire is received
                                          at IBT                  purchased.
                                                              o   If Federal funds are           Trade effective on next
                                                                  received by the Fund that      business day:
                                                                  day, the order will be       o If wire is received
                                                                  effective that day.            after 4:00 pm EST and no
                                                                                                 notice is given.
--------------------- ----------------- --------------------- -------------------------------- ---------------------------------

                                                    REDEMPTIONS

All Fund shares (fractional and full) will be redeemed upon shareholder request. The redemption price will be the net asset value per share, determined once the Transfer Agent receives proper notice of redemption (see table below). Shares redeemed receive dividends declared up to, and including the day preceding the day of the redemption payment.

Shares may be redeemed by employing the services of an outside broker or agent or may be redeemed directly from the Fund. Such broker or agent may charge a fee for its services. There are no loads nor 12b-1 fees imposed by the Fund. No charge is imposed by the Fund to redeem shares, however, a shareholder's bank may impose its own wire transfer fee for receipt of the wire. The Fund may execute redemptions in any amount requested by the shareholder up to the amount the shareholder has invested in the Fund.

A telephone redemption option is made available to shareholders on the Fund's Account Application. The Fund or the Transfer Agent may employ procedures designed to confirm that instructions communicated by telephone are genuine. If the Fund does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. The Fund or the Transfer Agent may require personal identification codes and will only wire funds through pre-existing bank account instructions. No bank instruction changes will be accepted via telephone.

If a shareholder designates an authorized agent on the Account Application, he may change his authorized agent or the account designated to receive redemption proceeds at any time. Such changes must be made in writing and sent to the Transfer Agent with an appropriate signature guarantee. Further documentation may be required when deemed appropriate by the Transfer Agent.

In an attempt to reduce expenses, the Fund may redeem shares of any shareholder whose Portfolio account has a net asset value lower than $100,000. A shareholder's account may be involuntarily redeemed by the Fund should its account value fall below minimum investment requirements. An involuntary redemption will not occur when drops in investment value are the sole result of adverse market conditions. The Fund will give 60 days prior written notice to shareholders whose shares are being redeemed to allow them to purchase sufficient additional shares of the Portfolio to avoid such redemption. The Fund also may redeem shares in a shareholder's account as reimbursement for loss due to the failure of a check or wire to clear in payment of shares purchased.

                                                 To Redeem Shares

--------------------------------------------------------------------------------
1.       Shareholders must provide the following information:
a.       The dollar or share amount to be redeemed;
b. The account to which the redemption proceeds should be wired (this account will have been previously designated by the shareholder on its Account Application Form);
c.       The name of the shareholder; and
d.       The shareholder's account number
2. Shareholders should call the Transfer Agent at (800) 247-0473 or Investors Capital Services at (800) 762-4848 to request a redemption.

--------------------------------------------------------------------------------


--------------------------- ---------------------------------------------------------- -------------------------------------------
Portfolio Name              When redemption effective                                  Result of late notification of redemption

--------------------------- ---------------------------------------------------------- -------------------------------------------
--------------------------- ---------------------------------------------------------- -------------------------------------------

--------------------------- ---------------------------------------------------------- -------------------------------------------
--------------------------- ---------------------------------------------------------- -------------------------------------------
o                           Limited  Duration  If  notice  is  received  by  the
                            Transfer Agent by 4:00 pm If notice is received on a
                            non-business EST on any Business Day, the redemption
                            will be day or  after  4:00 pm EST,  the  redemption
                            effective  and  payment  will be made  within  seven
                            calendar  notice  will be deemed  received as of the
                            days, but generally on the day following  receipt of
                            such next Business Day.
                            notice.  Price of shares is based on the next
                            calculation of the NAV after the order is placed.

--------------------------- ---------------------------------------------------------- -------------------------------------------


        PRICING OF PORTFOLIO SHARES

Your price for Portfolio shares is the Portfolio's net asset value per share. Portfolio net asset value is calculated by: (1) adding the market value of all the Portfolio's assets, (2) subtracting all of the Portfolio's liabilities, and then (3) dividing by the number of shares outstanding and adjusting to the nearest cent.

Net Asset Value is calculated by the Fund's Accounting Agent as of 4:00 pm EST on each Business Day.

                 DIVIDENDS

If desired, shareholders must request to receive dividends in cash (payable on the first business day of the following month) on the Account Application Form. Absent such notice, all dividends will be automatically reinvested in additional shares on the last Business Day of each month at the share's net asset value. In the unlikely event that the Portfolio realizes net short- or long-term capital gains (i.e., with respect to assets held more than one year), the Portfolio will distribute such gains by automatically reinvesting (unless a shareholder has elected to receive cash) them in additional Portfolio shares.

Net investment income (including accrued but unpaid interest, amortization of original issue and market discount or premium) of the Portfolio will be declared as dividends payable daily to the respective shareholders of record as of the close of each Business Day.

               VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Director elections and other shareholder voting matters. The Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's or the Portfolio's operation and for the election of Directors under certain circumstances. Directors may be removed by shareholders at a special meeting. The directors shall call a special meeting of the Fund upon written request of shareholders owning at least 10% of the Fund's outstanding shares.





             TAX CONSIDERATIONS

The following discussion is for general information only. An investor should consult with his or her own tax adviser as to the tax consequences of an investment in the Portfolio, including the status of distributions from the Portfolio under applicable state or local law.

Federal Income Taxes
The Portfolio will distribute all of its taxable income by automatically reinvesting such income in additional Portfolio shares and distributing those shares to its shareholders, unless a shareholder elects on the Account Application Form to receive cash payments for such distributions. Shareholders receiving distributions from the Fund in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such a distribution.

Dividends the Portfolio pays from its investment company taxable income (including interest and net short-term capital gains) will be taxable to U.S. shareholders as ordinary income, whether received in cash or in additional Fund shares. Designated distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable to shareholders at the applicable long-term capital gains rates, regardless of how long they have held their Portfolio shares. If a portion of the Portfolio's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Portfolio may be eligible for the corporate dividends-received deduction.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Portfolio in October, November or December with a record date in any such month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.

If a shareholder holds shares through a tax-deferred account, such as a retirement plan, income and gains will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax only when a distribution is made from that account.

A shareholder who sells or redeems Fund shares will generally realize a capital gain or loss, which will be long-term or short term, generally depending upon the shareholder's holding for the shares. An exchange of shares may be treated as a sale.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who:
1. fail to provide the Fund with a correct taxpayer identification number, or 2. fail to make required certifications, or 3. have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amount withheld may be credited against U.S. federal income tax liability.

The foregoing discussion is only a brief summary of the important federal tax considerations generally affecting the Fund and its shareholders. As noted above, IRAs receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation.

State and Local Taxes

The Portfolio may be subject to state, local or foreign taxation in any jurisdiction in which the Portfolio may be deemed to be doing business. Portfolio distributions may be subject to state and local taxes. Portfolio distributions derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their own tax advisers regarding possible state and local income tax exclusions for dividend portions paid by the Portfolio, which are attributable to interest from obligations of the U.S. Government, its agencies, authorities and instrumentalities.




        DISTRIBUTION OF FUND SHARES

Shares of the Fund are distributed by Investors Capital, Inc., a branch office of AMT Capital, pursuant to a Distribution Agreement dated as of May 29, 1998 between the Fund and AMT Capital. No fees are payable by the Fund pursuant to the Distribution Agreement, and AMT Capital bears the expense of its distribution activities.

           INVESTMENT INFORMATION

    ALLOWABLE INVESTMENT STRATEGIES AND
              ASSOCIATED RISKS


The Limited Duration will utilize the following investment strategies:

Dollar Roll Transactions, Duration
Management, Hedging, TBA Transactions, and
When Issued & Forward Commitment
Securities.

Dollar Roll Transactions Dollar roll transactions consist of the sale of mortgage-backed securities, with a commitment to purchase similar, but not identical securities at a future date, and at the same price. The Portfolio will maintain a segregated custodial account for dollar roll transactions. The segregated accounts may contain cash, U.S. Government Securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase the securities under the dollar roll transaction (including accrued interest).

         Risks: Should the broker-dealer to whom the Portfolio sells an underlying security of a dollar roll transaction become insolvent, the Portfolio's right to purchase or repurchase the security may be restricted, or the price of the security may change adversely over the term of the dollar roll transaction.


Duration Management
Duration measures a bond's price volatility, incorporating the following factors:
a.       the bond's yield,
b.       coupon interest payments,
c.       final maturity,
d.       call features, and
e.       prepayment assumptions.

Duration measures the expected life of a debt security on a present value basis. It incorporates the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received) and weighs them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, for the same maturity, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

Futures, options and options on futures have durations closely related to the duration of the securities underlying them. Holding long futures or call options will lengthen the Portfolio's duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions and have the effect of reducing duration by approximately the same amount that selling an equivalent amount of the underlying securities would. The market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. If a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond's value to decline by about 3%.

         Risks: Changes in weighted average duration of the Portfolio's holdings are not likely to be so large as to cause them to fall outside the ranges specified above. There is no assurance that deliberate changes in the Portfolio's weighted average duration will enhance its return relative to more static duration policies or Portfolio structures. In addition, it may detract from its relative return.


Hedging
Hedging techniques are used to offset certain investment risks. Such risks include: changes in interest rates, changes in foreign currency exchange rates and changes in securities and commodity prices. Hedging techniques are commonly used to minimize a given instrument's risks of future gain or loss. Hedging techniques include:


a.       engaging in swaps;                                  d.       purchasing and selling futures contracts; and
b.       purchasing and selling caps, floors and collars;    e.       purchasing and selling options.
c.       purchasing or selling forward exchange contracts;


All hedging instruments described below constitute commitments by the Portfolio and therefore require the Fund to segregate cash (in any applicable currency), U.S. Government securities or other liquid and unencumbered securities (in any applicable currency) equal to the amount of the Portfolio's obligations in a separate custody account.

When the Portfolio purchases a futures or forward currency contract for non-hedging purposes, the sum of the segregated assets plus the amount of initial and variation margin held in the broker's account, if applicable, must equal the market value of the futures or forward currency contract.

When  the  Portfolio  sells  a  futures  or
forward  currency  contract for non-hedging
purposes,   the  Portfolio  will  have  the
contractual right to acquire:
1.       the securities,
2.       the foreign currency subject to the futures,
3.       the forward currency contract, or
4. will segregate assets, in an amount at least equal to the market value of the securities or foreign currency underlying the futures or forward currency contract.

Should the market value of the contract move adversely to the Portfolio, or if the value of the securities in the segregated account declines, the Portfolio will be required to deposit additional cash or securities in the segregated account at a time when it may be disadvantageous to do so.

The Portfolio will not enter into any swaps, caps or floors unless the unsecured commercial paper, senior debt or claims paying ability of the counterparty is rated either A or A-1 or better by S&P or A or P-1 or better by Moody's. If unrated, it must be determined to be of comparable quality by the Investment Adviser.

         Risks: Hedging involves risks of imperfect correlation in price movements of the hedge and movements in the price of the hedged security. If interest or currency exchange rates do not move in the direction of the hedge, the Portfolio will be in a worse position than if hedging had not been employed. As a result, the Portfolio will lose all or part of the benefit of the favorable rate movement due to the cost of the hedge or offsetting positions. Hedging transactions not entered into on a U.S. or foreign exchange may subject the Portfolio to exposure to the credit risk of its counterparty. Futures and Options transactions entail special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related Portfolio position could create the possibility that losses will be greater than gains in the value of the Portfolio's position. Other risks include the risk that the Portfolio could not close out a futures or options position when it would be most advantageous to do so.

a.    Swaps
Swaps are commonly used for hedging purposes. Hedging involving mortgage and interest rate swaps may enhance total return. Interest rate swaps involve the Portfolio's exchange with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps, both represent commitments to pay and receive funds. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

b. Caps, Floors and Collars The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar incorporates a cap and a floor in one transaction as described above.

c. Forward Foreign Exchange Contracts A forward foreign exchange contract is the purchase or sale of a foreign currency, on a specified date, at an exchange rate established before the currency's payment and delivery to hedge the currency exchange risk associated with its assets or obligations denominated in foreign currencies. Synthetic hedging is a technique utilizing forward foreign exchange contracts that is frequently employed by many of the Portfolio. It entails entering into a forward contract to sell a currency the changes in value of which are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's securities are or are expected to be denominated, and buying U.S. dollars. There is a risk that the perceived linkage between various currencies may not be present during the particular time that the Portfolio is engaging in synthetic hedging. The Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or expects to have exposure.

d. Futures Contracts A futures contract is an agreement to buy or sell a specific amount of a financial instrument at a particular price on a specified date. The futures contract obligates the buyer to purchase the underlying commodity and the seller to sell it. Losses from investing in futures transactions that are unhedged or uncovered are potentially unlimited. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract that cancels the original contract to make or take delivery. At times, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions. The possibility of such distortions means that a correct forecast of general market, foreign exchange rate or interest rate trends may not produce the Portfolio's intended results. Investors should note that the Enhanced Equity Market Portfolio may, unlike the other Fund Portfolio, invest more than 5% of its total net assets in futures contracts and will utilize futures contracts for purposes other than bona fide hedging

e.    Options Contracts
An option is a contractual  right, but not an obligation,  to buy (call) or sell
(put) property that is guaranteed in exchange for an agreed upon sum. If the right is not exercised within a specified period of time, the option expires and the option buyer forfeits the amount paid. An option may be a contract that bases its value on the performance of an underlying bond. When the Portfolio writes a call option, it gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. A put option gives the purchaser, in return for a premium, the right, for a specified period or time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Portfolio might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

         Risks: Hedging involves risks of imperfect correlation in price movements of the hedge and movements in the price of the hedged security. If interest or currency exchange rates do not move in the direction of the hedge, the Portfolio will be in a worse position than if hedging had not been employed. As a result, it will lose all or part of the benefit of the favorable rate movement due to the cost of the hedge or offsetting positions. Hedging transactions not entered into on a U.S. or foreign exchange may subject the Portfolio to exposure to the credit risk of its counterparty. Futures and Options transactions entail special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related Portfolio position could create the possibility that losses will be greater than gains in the value of the Portfolio's position. Other risks include the risk that the Portfolio could not close out a futures or options position when it would be most advantageous to do so.


TBA (To Be Announced) Transactions In a TBA transaction, the type of mortgage-backed securities to be delivered is specified at the time of trade, but the actual pool numbers of the securities to be delivered are not known at the time of the trade. For example, in a TBA transaction, an investor could purchase $1 million 30 year FNMA 9's and receive up to three pools on the settlement date. The pool numbers to be delivered at settlement will be announced shortly before settlement takes place. Agency pass-through mortgage-backed securities are usually issued on a TBA basis. For the Portfolio , the Fund will maintain a segregated custodial account containing cash, U.S. Government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of the Portfolio's TBA transactions.


         Risks:  The  value of the  security
         on  the  date  of  delivery  may be
         less  than  its   purchase   price,
         presenting   a  possible   loss  of
         asset value.


When Issued and Forward Commitment Securities The purchase of a when issued or forward commitment security will be recorded on the date the Portfolio enters into the commitment. The value of the security will be reflected in the calculation of the Portfolio's net asset value. The value of the security on delivery date may be more or less than its purchase price. Generally, no interest accrues to the Portfolio until settlement. For the Portfolio , the Fund will maintain a segregated custodial account containing cash, U.S. Government securities or other liquid and unencumbered securities having a value at least equal to the aggregate amount of the Portfolio's when issued and forward commitments transactions.

         Risks:  The  value of the  security
         on  the  date  of  delivery  may be
         less  than  its   purchase   price,
         presenting   a  possible   loss  of
         asset value.

                                    ALLOWABLE INVESTMENTS AND ASSOCIATED RISKS


The following is a list of allowable investments for the Portfolio:

Asset-Backed Securities, Bank Obligations, Brady Bonds, Convertibles Securities, Corporate Debt Instruments, Foreign Instruments, Illiquid Securities, Indexed Notes, Currency Exchange-Related Securities and Similar Securities, Inflation-Indexed Securities, Investment Companies, Mortgage-Backed Securities, Multi-National Currency Unit Securities or More Than One Currency Denomination, Municipal Instruments, Repurchase and Reverse Repurchase Agreements, Stripped Instruments, Total Return Swaps, U.S. Government and Agency Securities, Warrants, and Zero Coupon Securities.

Asset-Backed Securities
Asset-backed  securities  are  secured by or
backed     by     assets      other     than
mortgage-related     assets,     such     as
automobile  and  credit  card   receivables.
These   securities  are  sponsored  by  such
institutions as finance  companies,  finance
subsidiaries  of  industrial  companies  and
investment  banks.  Asset-backed  securities
have structural  characteristics  similar to
mortgage-backed  securities,   however,  the
underlying   assets   are  not  first   lien
mortgage loans or interests, but include assets such as:
a.       motor vehicle installment sale contracts,
b.       other installment sale contracts,
c.       leases of various types of real and personal property, and
d.       receivables from revolving credit (credit card) agreements.

         Risks: Since the principal amount of asset-backed securities is generally subject to partial or total prepayment risk. If an asset-backed security is purchased at a premium or discount to par, a prepayment rate that is faster than expected will reduce or increase yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect on yield to maturity. These securities may not have any security interest in the underlying assets, and recoveries on the repossessed collateral may not, in some cases, be available to support payments on these securities.


Bank Obligations
Bank obligations are bank issued securities. These instruments include:
a.       Time Deposits,            e.       Deposit Notes,                      h.       Variable Rate Notes,
b.       Certificates of Deposit,  f.       Eurodollar Time deposits,           i.       Loan Participations,
c.       Bankers' Acceptances,     g.       Eurodollar Certificates of          j.       Variable Amount Master Demand Notes,
d.       Bank Notes,                    Deposit,                                k.       Yankee CDs, and
                                                                                l.       Custodial Receipts

         Risks:     Investing    in    bank
         obligations  exposes the Portfolio
         to  risks   associated   with  the
         banking  industry such as interest
         rate and credit risks.




Brady Bonds
Brady Bonds are debt securities, issued or guaranteed by foreign governments in exchange for existing external commercial bank indebtedness. To date, over $154 billion (face amount) of Brady Bonds have been issued by the governments of thirteen countries, the largest proportion having been issued by Argentina,
Brazil, Mexico and Venezuela. Brady Bonds are either collateralized or uncollateralized, issued in various currencies (primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market.

The Portfolio may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

         Risks:  Brady Bonds are  generally
         issued    to    countries     with
         developing   capital   markets  or
         unstable  governments and as such,
         are  considered  to be  among  the
         more      risky      international
         investments.


Convertible Securities
Convertible bonds or shares of convertible preferred stock are securities that may be converted into, or exchanged for, underlying shares of common stock, either at a stated price or stated rate. Convertible securities have general characteristics similar to both fixed income and equity securities.

         Risks: Typically, convertible securities are callable by the company, which may, in effect, force conversion before the holder would otherwise choose. If the issuer chooses to convert the security, this action could have an adverse effect on the Portfolio's ability to achieve its objectives.


Corporate Debt Instruments Corporate bonds are debt instruments issued by private corporations. As creditors, bondholders have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. The Portfolio purchases corporate bonds subject to quality restraints. Commercial paper, notes and other obligations of U.S. and foreign corporate issuers must meet the Portfolio's credit quality standards (including medium-term and variable rate notes). The Portfolio may retain a downgraded corporate debt security if the Investment Adviser determines retention of such security to be in the Portfolio's best interests.

         Risks:   Investing   in   corporate
         debt   securities    subjects   the
         Portfolio to interest  rate changes
         and credit risks.


Foreign Instruments

a. Foreign Securities Foreign securities are securities denominated in currencies other than the U.S. dollar and may be denominated in any single currency or multi-currency units. The Investment Adviser will adjust exposure of the Portfolio to different currencies based on its perception of the most favorable markets and issuers. It is further anticipated that such securities will be issued primarily by governmental and private entities located in such countries and by supranational entities. The Portfolio will only invest in countries considered to have stable governments, based on the Investment Adviser's analysis of social, political, and economic factors.

b. Foreign Government, International and Supranational Agency Securities These securities include debt obligations issued or guaranteed by a foreign government or its subdivisions, agencies and instrumentalities, international agencies and supranational entities.

         Risks:      Generally,      foreign
         financial        markets       have
         substantially  less volume than the
         U.S.  market.  Securities  of  many
         foreign  companies are less liquid,
         and their prices are more  volatile
         than   securities   of   comparable
         domestic     companies.     Certain
         Portfolio  may invest  portions  of
         their    assets    in    securities
         denominated        in       foreign
         currencies.    These    investments
         carry  risks  of   fluctuations  of
         exchange   rates  relative  to  the
         U.S. dollar.  Securities  issued by
         foreign   entities    (governments,
         corporations   etc.)  may   involve
         risks  not  associated   with  U.S.
         investments,              including
         expropriation of assets,  taxation,
         political  or  social   instability
         and   low    financial    reporting
         standards--all  of which  may cause
         declines in investment returns.


Illiquid Securities
Illiquid securities cannot be sold or disposed of in the ordinary course of business within seven days for approximately the value at which the Portfolio has valued the securities.
These include:
1.       securities with legal or contractual restrictions on resale,
2. time deposits, repurchase agreements and dollar roll transactions having maturities longer than seven days, and
3. securities not having readily available market quotations. Although the Portfolio are allowed to invest up to 15% (10% in the case of the Money Market Portfolio) of the value of their net assets in illiquid assets, it is not expected that any Portfolio will invest a significant portion of its assets in illiquid securities. The Investment Adviser monitors the liquidity of such restricted securities under the supervision of the Board of Directors.

The Portfolio may purchase securities not registered under the Securities Act of 1933 as amended (the "1933 Act"), but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act. The Portfolio may also invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. If a particular investment in Rule 144A securities, Section 4(2) paper or private placement securities is not determined to be liquid, that investment will be included within the 15% (or 10%) limitation on investment in illiquid securities. The Investment Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

         Risks: Investing in illiquid securities presents the potential risks of tying up the Portfolio's assets at a time when liquidating assets may be necessary to meet debts and obligations.


Indexed Notes, Currency Exchange-Related Securities and Similar Securities These securities are notes, the principal amount of which and/or the rate of interest payable is determined by reference to an index. This index may be determined by the rate of exchange between the specified currency for the note and one or more other currencies or composite currencies.

         Risks:  Foreign  currency  markets
         can be  highly  volatile  and  are
         subject     to     sharp     price
         fluctuations.  A  high  degree  of
         leverage  is typical  for  foreign
         currency  instruments in which the
         Portfolio may invest.


Inflation-Indexed Securities Inflation-indexed securities are linked to the inflation rate from worldwide bond markets such as the U.S. Treasury Department's "inflation-protection" issues. The initial issues are ten year notes which are issued quarterly. Other maturities will be sold at a later date. The principal is adjusted for inflation (payable at maturity) and the semi-annual interest payments equal a fixed percentage of the inflation adjusted principal amount. The inflation adjustments are based upon the Consumer Price Index for Urban Consumers. These securities may be eligible for coupon stripping under the U.S. Treasury program. In addition to the U.S. Treasury's issues, inflation-indexed securities include inflation-indexed securities from other countries such as Australia, Canada, New Zealand, Sweden and the United Kingdom.

         Risks: If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio many also invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

         The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected to continue to evolve. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Finally, there can be no assurance that the Consumer Price Index for Urban Consumers will accurately measure the real rate of inflation in the price of goods and services.

Investment Companies
An investment company is an investment
vehicle, which, for a management fee,
invests the pooled funds of investors in securities appropriate for its investment objectives. Two basic types of investment companies exist:
1.   Open end  funds:  these  funds  have a
     floating number of outstanding  shares
     and  will  sell or  redeem  shares  at
     their current net asset value,
2. Closed end funds: these funds have a fixed number of outstanding shares that are traded on an exchange.

The  Portfolio   will  not  invest  in  any
Funds classified as "Load Funds."

The acquiring company may not purchase or otherwise acquire securities in the acquired company (if no-load) if, immediately after the acquisition the acquiring company and any company controlled by it would own in the aggregate more than 3% of the total outstanding voting stock of the acquired company.

The Portfolio may invest in another Portfolio within the FFTW Funds, Inc. family. This is commonly referred to as cross-portfolio investing. Should such cross-portfolio investing occur, investors will not be double-charged advisory fees. The Portfolio in which it is directly invested will only charge investors an advisory fee.

         Risks:  Generally,  risks posed by a
         particular  fund will  mirror  those
         posed     by     the      underlying
         securities.   A  money  market  fund
         has   the    highest    safety    of
         principal,  whereas  bond  funds are
         vulnerable    to    interest    rate
         movements.


Mortgage-Backed Securities
Mortgage-backed   securities  are  securities
representing  ownership interests in, or debt
obligations  secured  entirely  or  primarily
by,  "pools"  of  residential  or  commercial
mortgage   loans  or  other   mortgage-backed
securities.  Mortgage-backed  securities  may
take a  variety  of  forms,  the most  common
being:
o        Mortgage-pass through securities issued by
a.       the Government National Mortgage Association (Ginnie Mae),
b.       the Federal National Mortgage Association (Fannie Mae),
c.       the Federal Home Loan Mortgage Corporation (Freddie Mac),
d. commercial banks, savings and loan associations, mortgage banks or by issuers that are affiliates of or sponsored by such entities,
o  Collateralized   mortgage  obligations  (CMOs)  which  are  debt  obligations collateralized by such assets, and o Commercial mortgage-backed securities.

The Investment Adviser expects that new types of mortgage-backed securities may be created offering asset pass-through and asset-collateralized investments in addition to those described above by governmental, government-related and private entities. As new types of mortgage-related securities are developed and offered to investors, the Investment Adviser will consider whether it would be appropriate for such Portfolio to make investments in them.

CMOs are derivatives collateralized by mortgage pass-through securities. Cash flows from mortgage pass-through securities are allocated to various tranches in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments - and has an average life - the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity.

         Risks: The Portfolio may invest in mortgage-backed and other asset-backed securities carrying the risk of a faster or slower than expected prepayment of principal which may affect the duration and return of the security. Portfolio returns will be influenced by changes in interest rates. Changes in market yields affect the Portfolio's asset value since Portfolio debt will generally increase when interest rates fall and decrease when interest rates rise. Thus, interest rates have an inverse relationship with corresponding market values. Prices of shorter-term securities generally fluctuate less in response to interest rate changes than do longer-term securities.


Multi-National Currency Unit Securities or More Than One Currency Denomination Multi-national currency unit securities are tied to currencies of more than one nation. This includes the European Currency Unit--a "basket" consisting of specified currencies of the member states of the European Community (a Western European economic cooperative organization). These securities include securities denominated in the currency of one nation, although it is issued by a governmental entity, corporation or financial institution of another nation.

         Risks:     Investments    involving
         multi-national  currency  units are
         subject  to  changes  in   currency
         exchange  rates which may cause the
         value of such  invested  securities
         to  decrease  relative  to the U.S.
         dollar.


Municipal Instruments
Municipal instruments are debt obligations issued by a state or local government entity. The instruments may support general governmental needs or special governmental projects. It is not anticipated that such instruments will ever represent a significant portion of any Portfolio's assets.

         Risks:   Investments  in  municipal
         instruments   are  subject  to  the
         municipality's   ability   to  make
         timely      payment.      Municipal
         instruments  may also be subject to
         bankruptcy  protection  should  the
         municipality    file    for    such
         protection.


Repurchase and Reverse Repurchase Agreements Under a repurchase agreement, a bank or securities firm (a dealer in U.S. Government Securities reporting to the Federal Reserve Bank of New York) or Investors Bank & Trust Co. agrees to sell U.S. Government Securities to the Portfolio and repurchase such securities from the Portfolio at a later date for an agreed upon price. Under a reverse
repurchase  agreement,   a  primary  or  reporting  dealer  in  U.S.  Government
Securities purchases U.S. Government Securities from the Portfolio and the Portfolio agrees to repurchase the securities for an agreed price at a later date.

The Fund will maintain a segregated custodial account for the Portfolio's reverse repurchase agreements. Until repayment is made, the segregated accounts may contain cash, U.S. Government Securities or other liquid, unencumbered securities having an aggregate value at least equal to the amount of such commitments to repurchase (including accrued interest). Repurchase and reverse repurchase agreements will generally be restricted to those maturing within seven days.

         Risks:  If  the  other  party  to a
         repurchase      and/or      reverse
         repurchase     agreement    becomes
         subject  to a  bankruptcy  or other
         insolvency proceeding,  or fails to
         satisfy       its       obligations
         thereunder,  delays  may  result in
         recovering  cash or the  securities
         sold,  or  losses  may  occur as to
         all  or   part   of   the   income,
         proceeds or rights in the security.


Stripped Instruments
Stripped  instruments are bonds,  reduced to
its two  components:  its  rights to receive
periodic   interest   payments   (IOs)   and
rights  to  receive   principal   repayments
(POs).   Each   component   is   then   sold
separately.  Such instruments include:
a.       Municipal Bond Strips
b.       Treasury Strips
c.       Stripped Mortgage-Backed Securities

         Risks: POs do not pay interest, its return is solely based on payment of principal at maturity. Both POs and IOs tend to be subject to greater interim market value fluctuations in response to changes in interest rates. Stripped Mortgage-Backed Securities IOs run the risk of unanticipated prepayment which will decrease the instrument's overall return.


Total Return Swaps
A total return swap is an exchange of one security for another. Unlike a hedge swap, a total return swap is solely entered into as a derivative investment to enhance total return.

Risks: A total return swap may result in the Portfolio obtaining an instrument, which for some reason, does not perform as well as the original swap instrument.


U.S.  Government and Agency Securities and
Government-Sponsored  Enterprises/Federal
Agencies
U.S.  Government and agency  securities are
issued  by or  guaranteed  as to  principal
and  interest by the U.S.  Government,  its
agencies    or    instrumentalities     and
supported  by the full  faith and credit of
the  United   States.   The  Portfolio  may
also invest in other  securities  which may
be  issued  by a U.S.  Government-sponsored
enterprise   or   federal    agency,    and
supported  either by its  ability to borrow
from  the  U.S.  Treasury  or  by  its  own
credit  standing.  Such  securities  do not
constitute   direct   obligations   of  the
United  States but are issued,  in general,
under   the   authority   of  an   Act   of
Congress.    The   universe   of   eligible
securities  in  these  categories   include
those sponsored by:
a.       U.S. Treasury Department,
b.       Farmer's Home Administration,
c.       Federal Home Loan Mortgage Corporation,
d.       Federal National Mortgage Association,
e.       Student Loan Marketing Association, and
f.       Government National Mortgage Association.


         Risks:   Investing  in  securities
         backed  by  the  full   faith  and
         credit of the U.S.  Government are
         guaranteed  only  as  to  interest
         rate and face  value at  maturity,
         not its current market price.


Warrants
A warrant is a corporate-issued option that entitles the holder to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and can be traded on the major exchanges

         Risks:   Warrants   retain   their
         value  only so  long as the  stock
         retains   its  value.   Typically,
         when  the   value  of  the   stock
         drops,  the  value of the  warrant
         drops.


Zero Coupon Securities Zero coupon securities are sold at a deep discount from their face value. Such securities make no periodic interest payments, however, the buyer receives a rate of return by the gradual appreciation of the security, until it is redeemed at face value on a specified maturity date.

Risks: Zero coupon securities do not pay interest until maturity and tend to be subject to greater interim market value fluctuations in response to interest rate changes rather than interest paying securities of similar maturities.


     Supplemental Investment Policies

The Portfolio may invest more than 5% of its net assets in futures margins and/or premiums on options only if those net assets are being used for bona fide hedging purposes. Up to 35% of the Portfolio's total assets may be invested in non-U.S. dollar denominated securities.

            Portfolio Turnover

Portfolio turnover rates are believed to be higher than the turnover experienced by most fixed income funds, due to the Investment Adviser's active management of duration. This could, in turn, lead to higher turnover costs. High Portfolio turnover may involve greater brokerage commissions and transactions costs which will be paid by the Portfolio. In addition, high turnover rates may result in increased short-term capital gains.

        FINANCIAL HIGHLIGHTS TABLES

The Financial Highlights Tables are intended to help you understand the Portfolio's financial performance for the past five years, or, if shorter, the period of the Portfolio's operations. The "Total Return on Investment" indicates how much an investment in each respective Portfolio would have earned, assuming all dividends and distributions had been reinvested.

This information has been audited by Ernst & Young, LLP. You will find the auditor's report and the FFTW Funds, Inc. financial statements in the annual report, which is available upon request.


  ==============================================================================================================================
                 LIMITED DURATION PORTFOLIO FINANCIAL HIGHLIGHTS
                  (IN WHOLE DOLLARS UNLESS OTHERWISE INDICATED)

  ==============================================================================================================================
  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD     Year Ended      Year Ended      Year Ended     Year Ended      Year Ended
                                                     12/31/98        12/31/97        12/31/96       12/31/95        12/31/94
  ----------------------------------------------- --------------- ---------------- -------------- -------------- ===============
  Net asset value at beginning of period           9.93            9.93             10.00         9.55           9.95
  ----------------------------------------------- --------------- ---------------- -------------- -------------- ===============
  Net investment income                            0.55            0.62             0.55          0.60           0.43
  Net realized gains or (losses) on                0.11            0.08             (0.04)        0.45           (0.40)
  investments, financial futures and options
  contacts, and foreign currency-related
  transactions
  ----------------------------------------------- --------------- ---------------- -------------- -------------- ===============
  Total investment income                          0.66            0.70             0.51          1.05           0.03
  ----------------------------------------------- --------------- ---------------- -------------- -------------- ===============
  Distributions from net investment income         0.55            0.62             0.55          0.60           0.43
  Distributions in excess of net investment        0.00**          ---              0.00**        ---            ---
    income
  Net realized gains or (losses) on
    investments, financial futures and option
    contracts and foreign currency-related         0.11            0.08             0.03          ---            ---
    transactions
  ----------------------------------------------- --------------- ---------------- -------------- -------------- ===============
  Total distributions                              0.66            0.70             0.58          0.60           0.43
  ----------------------------------------------- --------------- ---------------- -------------- -------------- ===============
  Net asset value at end of period                 9.93            9.93             9.93          10.00          9.55
  =============================================== --------------- ---------------- -------------- -------------- ===============
  Total return on investment                       6.79%           7.21%            5.29%         11.26%         0.29%
  Net assets at end of period in 000's             89,521          40,029           42,100        5,080          4,338
  Ratio of operating expenses to average net
    assets, exclusive of interest expense (a)      0.30%           0.30%            0.31%         0.50%          0.50%
  Ratio of operating expenses to average net
    assets, inclusive of interest expense (a)      0.30%           0.60%            0.49%         1.41%          1.74%
  Ratio of net investment income to average net    5.48%           6.10%            5.79%         6.09%          4.43%
    assets (a)
  Decrease in above expense ratios due to
    waiver of investment advisory fees and         0.22%           0.31%            0.15%         0.53%          0.57%
    reimbursements of other expenses
  Portfolio turnover rate                          1,059%          1,292%           1,387%        1,075%         343%
  =============================================== =============== ================ ============== ============== ===============

  (a)  Net of waivers and reimbursements   **Rounds to less than $0.01


This Prospectus contains a concise statement of information investors should know before they invest in the Fund. Please retain this Prospectus for future reference. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, as well as the Statement of Additional Information (SAI) dated April 30, 1999. The SAI provides more detailed information about the Portfolio, including their operations and investment policies. A current SAI is on file with the Securities and Exchange Commission and is incorporated by reference and is legally considered a part of this Prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Fund's SAI, annual and semi-annual reports are available, without charge, upon request by contacting Investors Capital Services, Inc., a branch office of AMT Capital Securities, LLC, 600 Fifth Avenue, New York, NY 10020 at their toll free telephone number (800) 762-4848 [or (212) 332-5211, if within New York City].

Information about the Fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington D.C. 20549-6009.















Fund's Investment Company Act filing number: 33-27896/811-5796